EXHIBIT 10.37

                                OPTION AGREEMENT

         THIS AGREEMENT made this 26 day of April, 1996, is by and between Maple Avenue Enterprises, Inc., a New Jersey corporation ("Maple") and Homeowners Marketing Services International, Inc., a Florida corporation ("HMSI").

         WHEREAS, Maple and HMS have agreed to the grant of a certain option from HMSI to Maple.

         WHEREAS, the parties wish to reflect said understanding in writing.

         NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

         1. The foregoing recitals are true and correct and are incorporated herein by this reference.

         2. HMS hereby grants to Maple, an option to acquire the exclusive license as an HMSI Affiliate in the state of Pennsylvania for $175,000, subject to the following:

                  a. The option shall be exercisable by Maple in writing at any time prior to April 30, 2006, provided, however, that if HMSI shall receive a bona-fide third party offer for said exclusive license prior to April 30, 2006, and Maple has not then yet exercised the above option, HMSI shall notify Maple in writing of the third-party offer and Maple shall have 10 days from receipt if said notice to exercise the option or failing same, Maple shall forfeit its option rights.

                  b. Maple shall execute the then current HMSI Affiliation Agreement, which shall provide, among other things, that fees from HMSI to Maple with regard to the sale of limited home warranties for, Century-21 and other companies, controlled by, under common control with or in control of HMSI, except Homeowners Marketing Service, Inc. and Homeowners Association of America, Inc., shall be $50 per warranty and for ERA, shall be $20 per warranty.

                  c. Maple will pay a down payment, in an amount equal to ten percent (10%) of the initial affiliation fee. Such payment to accompany the written exercise of the option.

                  d. The balance of the initial affiliation fee shall be paid in monthly installments commencing on the fifteenth day of the month following execution of the HMS Affiliation Agreement for the aforesaid exclusive license and on the fifteenth (15) day of each month thereafter until the balance of the purchase price is satisfied. The monthly amount shall be fifteen percent (15%) of Maple's earned Affiliate fees, according to the schedule of Affiliate fees appearing in the Affiliation Agreement, which amount shall be deducted by HMSI from the aggregate earned Affiliate fees for the Territory prior to payment by HMSI of said aggregate Affiliate fees to Maple, as Affiliate. Maple shall not be charged interest on the installment payments of the initial affiliation fee.

                  e. That certain litigation captioned, NEMO ASSOCIATES, INC. ET AL V. HOMEOWNERS MARKETING SERVICES, INTERNATIONAL, INC., United States District Court, Eastern District of Pennsylvania, Case NO. 96-CV1764, shall have been finally determined.

         3. In the event Maple exercises the foregoing option for the Affiliate rights in Pennsylvania, HMS shall have the right, exercisable at any time within 1 year of the exercise of Maple's option, to reacquire said Affiliate rights for an amount equal to the option price to Maple ($175,000), plus 15% thereof. Said repurchase right is conditioned on HMSI offering to purchase Maple's Affiliate rights in Maine, Massachusetts, New Hampshire and Vermont, at a price and on terms acceptable to Maple.

         4. This Agreement may not be altered except by a subsequent writing properly executed by the parties.

                    MAPLE AVENUE ENTERPRISES, INC.
                    By:\s\ DIANE M.  GRUBER

                    HOMEOWNERS  MARKETING
                    INTERNATIONAL, INC.
                    By:\s\ CARL BUCCELLATO

                                OPTION AGREEMENT

         THIS AGREEMENT made this 26 day of April 1996, is by and between Maple Avenue Enterprises, Inc., a New Jersey corporation ("Maple") and Homeowners Marketing Services International, Inc., a Florida corporation ("HMSI").

         WHEREAS, Maple and HMS have agreed to the grant of a certain option from HMSI to Maple.

         WHEREAS, the parties wish to reflect said understanding in writing.

         NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

         1. The foregoing recitals are true and correct and are incorporated herein by this reference.

         2. HMS hereby grants to Maple, an option to acquire the exclusive license as an HMS Affiliate in the state of Florida, subject to the following:

                  a. The option shall be exercisable by Maple in writing at any time prior to April 30, 2006, provided, however, that if HMSI shall receive a bona-fide third party offer for said exclusive license prior to April 30, 2006, and Maple has not then yet exercised the above option, HMSI shall notify Maple in writing of the third-party offer and Maple shall have 10 days from receipt if said notice to exercise the option or failing same, Maple shall forfeit its option rights.

                  b. Maple will pay a down payment, in an amount equal to ten percent (10%) of the initial affiliation fee. Such payment to accompany the written exercise of the option.

                  c. The balance of the initial affiliation fee shall be paid in monthly installments commencing on the fifteenth day of the month following execution of the HMS Affiliation Agreement for the aforesaid exclusive license and on the fifteenth (15) day of each month thereafter until the balance of the purchase price is satisfied. The monthly amount shall be fifteen percent (15%) of Maple's earned Affiliate fees, according to the schedule of Affiliate fees, according to the schedule of Affiliate fees appearing in the Affiliation Agreement, which amount shall be deducted by HMSI from the aggregate earned Affiliate fees for the Territory prior to payment by HMSI of said aggregate Affiliate fees to Maple, as Affiliate. Maple shall not be charged interest on the installment payments of the initial affiliation fee.

         d. Maple shall execute the then current HMSI Affiliation Agreement, which shall provide, among other things, that fees from HMSI to Maple with regard to the sale of limited home warranties for, Century 21 and other companies controlled by, under common control with or in control of HMSI, except Homeowners Marketing Services, Inc. and Homeowners Association of American, Inc., shall be $50 per warranty and for ERA, shall be $20 per warranty.

         3. This Agreement may not be altered except by a subsequent writing properly executed by the parties.

                         MAPLE AVENUE ENTERPRISES, INC.

                             By:\s\ DIANE M. GRUBER

                         HOMEOWNERS  MARKETING
                         INTERNATIONAL, INC.

                             By:\s\ CARL BUCCELLATO

                                OPTION AGREEMENT

                                    AMENDMENT

         THIS AGREEMENT made this 26th day of April 1996, is by and between Maple Avenue Enterprises, Inc., a New Jersey corporation ("Maple") and Homeowners Marketing Services International, Inc., a Florida corporation ("HMSI").

         WHEREAS, Maple and HMSI agree to amend the Option Agreement dated, April 26th, 1996 for the option to acquire the exclusive license as and HMSI Affiliate in the state of Florida, as follows:

         "HMSI shall, at its sole discretion, determine the purchase price of the franchise for the State of Florida, at the time that Maple may elect to purchase the franchise for the state of Florida".

                          MAPLE AVENUE ENTERPRISES, INC.

                          By:\s\ DIANE M. GRUBER

                          HOMEOWNERS MARKETING SERVICES,
                          INTERNATIONAL, INC.

                          BY:\S\ CARL BUCCELLATO